Exhibit 99.2

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of September 30, 2008 amends the Credit Agreement dated as of October 26, 2006 (the “Credit Agreement”) among EXELON GENERATION COMPANY, LLC (the “Borrower”), various financial institutions and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement.

WHEREAS, the parties hereto have agreed to amend the Credit Agreement in certain respects as more fully set forth below;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 AMENDMENTS. Subject to satisfaction of the condition precedent set forth in Section 2, the Credit Agreement is amended as follows:

1.1 Addition of Definitions. Section 1.01 is amended by adding the following definitions in proper alphabetical order:

“Designated Lender” means a Defaulting Lender or a Downgraded Lender.

“Defaulting Lender” means any Lender that (a) has not made available to the Administrative Agent such Lender’s ratable portion of a requested borrowing or has not reimbursed an LC Issuer for such Lender’s Pro Rata Share of the amount of a payment made by such LC Issuer under a Facility LC, in each case within three Business Days after the date due therefor in accordance with Section 2.02(a) or 2.16.5, as applicable; (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its obligations under Section 2.02(a) or 2.16.5; or (c) is the subject of a bankruptcy, insolvency or similar proceeding.

“Downgraded Lender” means any Lender that (a) has a non-investment grade rating from Moody’s, S&P or another nationally-recognized rating agency; or (b) is a Subsidiary of a Person that is the subject of a bankruptcy, insolvency or similar proceeding.

1.2 Amendment to Section 2.01. The following language is inserted in lieu of the period at the end of the first sentence of Section 2.01:

; provided, further, that for purposes of the foregoing clause (iii), at any time there is a Defaulting Lender, the Aggregate Commitment Amount shall be reduced by an amount equal to the remainder of (A) such Defaulting Lender’s Commitment Amount minus (B) the principal amount of such Defaulting Lender’s outstanding Advances.

1.3 Addition of Section 2.04(c). The following clause (c) is added to Section 2.04 in proper alphabetical order:

First Amendment to Genco Credit Agreement

(c) At any time a Lender is a Designated Lender, the Borrower may terminate in full the Commitment of such Designated Lender by giving notice to such Designated Lender and the Administrative Agent; provided that (i) at the time of such termination, (x) no Event of Default or Unmatured Event of Default exists (or the Majority Lenders consent to such termination) and (y) no Advances are outstanding; (ii) concurrently with such termination, the Aggregate Commitment Amount shall be reduced by the Commitment Amount of such Designated Lender (it being understood that the Borrower may not terminate the Commitment of a Designated Lender if, after giving effect to such termination, the Outstanding Credit Extensions would exceed the Aggregate Commitment Amount); and (iii) concurrently with any subsequent payment of interest or fees to the Lenders with respect to any period before the termination of the Commitment of such Designated Lender, the Borrower shall pay to such Designated Lender its ratable share (based upon its Pro Rata Share before giving effect to such termination) of such interest or fees, as applicable. The termination of the Commitment of a Defaulting Lender pursuant to this Section 2.04(c) shall not be deemed to be a waiver of any right that the Borrower, the Administrative Agent, any LC Issuer or any other Lender may have against such Defaulting Lender.

1.4 Addition of Section 2.10(b). Section 2.10 is amended by designating the existing text thereof as clause (a) and adding the following clause (b) in proper alphabetical order:

(b) If a Lender at any time becomes a Defaulting Lender and the Outstanding Credit Extensions at such time exceed an amount equal to the total of (i) the Aggregate Commitment Amount minus (ii) such Defaulting Lender’s Commitment Amount plus (iii) the principal amount of such Defaulting Lender’s outstanding Advances, then the Borrower shall promptly (and in any event within three Business Days) prepay Advances and/or provide cash collateral for Facility LCs (pursuant to documentation reasonably satisfactory to the Administrative Agent and the Borrower) in an amount sufficient to eliminate such excess. Except for the mandatory nature thereof, any prepayment of Advances pursuant to this Section 2.10(b) shall be subject to the provisions of Section 2.10(a); provided that such prepayment may be in any amount that is an integral multiple of $1,000,000. If the circumstances giving rise to the requirement that the Borrower provide cash collateral pursuant to this Section 2.10(b) cease to exist, then the Administrative Agent shall promptly return such cash collateral to the Borrower.

1.5 Amendment to Section 8.07(g). Section 8.07(g) is amended in its entirety to read as follows:

(g) If any Lender (i) shall make demand for payment under Section 2.11(a), 2.11(b) or 2.14, (ii) shall deliver any notice to the Administrative Agent pursuant to Section 2.12 resulting in the suspension of certain obligations of the Lenders with respect to Eurodollar Advances, (iii) does not consent to an amendment or waiver that requires the consent of all Lenders and has been approved by the Majority Lenders or (iv) is a Designated Lender, then (A) in the case of clause (i), within 60 days after such demand (if, but only if, the payment

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demanded under Section 2.11(a), 2.11(b) or 2.14 has been made by the Borrower), (B) in the case of clause (ii), within 60 days after such notice (if such suspension is still in effect), (C) in the case of clause (iii), within 60 days after the date the Majority Lenders approve the applicable amendment or waiver, or (D) in the case of clause (iv), at any time so long as such Lender continues to be a Designated Lender, as the case may be, the Borrower may demand that such Lender assign in accordance with this Section 8.07 to one or more Eligible Assignees designated by the Borrower and reasonably acceptable to the Administrative Agent and the LC Issuers all (but not less than all) of such Lender’s Commitment, the Advances owing to it and its participation in the Facility LCs and all of its other rights and obligations hereunder within the next succeeding 30 days. If any such Eligible Assignee designated by the Borrower shall fail to consummate such assignment on terms acceptable to such Lender, or if the Borrower shall fail to designate any such Eligible Assignee for all of such Lender’s Commitment, Advances and participation in Facility LCs, then such Lender may (but shall not be required to) assign such Commitment and Advances to any other Eligible Assignee in accordance with this Section 8.07 during such period. No replacement of a Defaulting Lender pursuant to this Section 8.07(g) shall be deemed to be a waiver of any right that the Borrower, the Administrative Agent, any LC Issuer or any other Lender may have against such Defaulting Lender.

SECTION 2 CONDITION PRECEDENT. This Amendment shall become effective as of September 30, 2008 when the Administrative Agent has received counterparts hereof signed by the Borrower and the Majority Lenders.

SECTION 3 MISCELLANEOUS.

3.1 Continuing Effectiveness, etc. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and is ratified, approved and confirmed in all respects.

3.2 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or other electronic transmittal shall be effective as delivery of a manually executed counterpart of this Amendment.

3.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

3.4 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EXELON GENERATION COMPANY, LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an LC Issuer and as a Lender

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

WACHOVIA BANK N.A.

By:
Name:
Title:

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BANK OF AMERICA, N.A.

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

BNP PARIBAS

By:
Name:
Title:

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

ABN AMRO BANK, N.V.

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

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DEUTSCHE BANK AG, NEW YORK BRANCH

By:
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:
Name:
Title:

LEHMAN BROTHERS BANK, FSB

By:
Name:
Title:

MERRILL LYNCH BANK USA

By:
Name:
Title:

MORGAN STANLEY BANK

By:
Name:
Title:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

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THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

UBS LOAN FINANCE LLC

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

WILLIAM STREET COMMITMENT CORPORATION

By:
Name:
Title:

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SUNTRUST BANK

By:
Name:
Title:

UNION BANK OF CALIFORNIA

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

COMMERZBANK AG, NEW YORK BRANCH

By:
Name:
Title:

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MALAYAN BANK BERHAD

By:
Name:
Title:

WILLIAM STREET CREDIT CORPORATION

By:
Name:
Title:

S-6	First Amendment to Genco Credit Agreement